Intangible assets and goodwill	12 Months Ended
Dec. 31, 2024
Disclosure of detailed information about intangible assets [abstract]
Intangible assets and goodwill	Intangible assets and goodwill
(a)Intangible assets and goodwill

		Intangible assets subject to amortization
(millions)	Note	Customer relationships	Crowdsource assets	Software	Brand and other	Total intangible assets	Goodwill	Total intangible assets and goodwill
At cost
As at January 1, 2022		$1,151	$120	$57	$35	$1,363	$1,350	$2,713
Additions		—	—	14	—	14	—	14
Additions from acquisition		602	—	—	92	694	599	1,293
Dispositions and other		—	—	(9)	(25)	(34)	—	(34)
Foreign exchange		16	—	1	2	19	14	33
As at December 31, 2023		$1,769	$120	$63	$104	$2,056	$1,963	$4,019
Additions		—	—	32	—	32	—	32
Additions from acquisition[1]		—	—	—	—	—	3	3
Dispositions and other		—	—	(8)	—	(8)	—	(8)
Foreign exchange		(32)	—	(2)	(1)	(35)	(40)	(75)
As at December 31, 2024		$1,737	$120	$85	$103	$2,045	$1,926	$3,971
Accumulated amortization
As at January 1, 2022		$264	$30	$33	$28	$355	$—	$355
Amortization		138	15	9	21	183	—	183
Dispositions and other		—	—	(9)	(25)	(34)	—	(34)
Foreign exchange		5	—	—	1	6	—	6
As at December 31, 2023		$407	$45	$33	$25	$510	$—	$510
Amortization		138	15	10	17	180	—	180
Dispositions and other		—	—	(8)	—	(8)	—	(8)
Foreign exchange		(15)	—	—	(1)	(16)	—	(16)
As at December 31, 2024		$530	$60	$35	$41	$666	$—	$666
Net book value
As at December 31, 2023		$1,362	$75	$30	$79	$1,546	$1,963	$3,509
As at December 31, 2024		$1,207	$60	$50	$62	$1,379	$1,926	$3,305
1.In the first quarter of 2024, we acquired a business which expanded our customer experience delivery capabilities in the Asia-Pacific region for purchase consideration of $3 million.
(b)Impairment testing of goodwill
Goodwill is tested for impairment annually or more frequently if events or circumstances indicate that the asset may be impaired. For the year ended December 31, 2024, we revised the date of our annual test to December 1, previously October 1, to align with that of our parent company, TELUS. As at December 31, 2024, certain events and circumstances were such that it was also considered appropriate to test the carrying value of the TELUS Digital cash-generating unit goodwill for impairment, including the carrying value of our assets exceeding our market capitalization. Goodwill impairment is tested at the lowest cash-generating unit that goodwill is monitored. On this basis, we have determined that each geographic area or service line in which we operate is insufficiently distinct and is not considered to be an individual cash-generating unit, and our combined operations, being the level at which goodwill is monitored, are considered to represent a single cash-generating unit for the purpose of our goodwill impairment test.
In assessing goodwill for impairment, we compare the carrying value of the cash-generating unit to its recoverable amount, determined based on a fair value less costs of disposal method (such method categorized as a Level 3 fair value measure), which resulted in a higher recoverable amount than that of the value-in-use method. There is a material degree of uncertainty with respect to the estimate of the recoverable amount, given the necessity of making key economic assumptions about future cash flows. As such, we validate our recoverable amount calculations through a market-comparable approach and an analytical review of industry facts and facts that are specific to us. For the years ended December 31, 2024, 2023 and 2022, no goodwill impairment was recorded.
Methodology and key assumptions
The fair value less costs of disposal method uses discounted cash flow projections, including the following key assumptions: future cash flows and growth projections; associated economic risk assumptions and estimates of the likelihood of achieving key operating metrics and drivers; estimates of future capital expenditures; and the future weighted average cost of capital. We considered a range of reasonably possible amounts to use for key assumptions and selected amounts that best represent management’s estimates of current and future market conditions.
The key assumptions for cash flow projections were based upon our approved financial forecasts, which span a period of three years, and used a discount rate of 9.8% (2023 - 9.5%; 2022 - 9.0%). These cash flow projections incorporate established corporate targets with respect to operational net carbon neutrality, renewable energy, energy efficiency and waste reduction. For impairment testing valuations, we extended the forecasted cash flows to five years using similar growth assumptions, and cash flows subsequent to the five-year projection period were extrapolated using a perpetual growth rate of 3.0% (2023 - 3.0%; 2022 - 3.0%); these growth rates do not exceed the long-term average growth rates observed in the markets in which we operate. As at December 31, 2024, the recoverable amount of TELUS Digital cash-generating unit was in excess of its carrying amount by approximately $100 million. A reasonable change in the assumptions used in testing TELUS Digital’s goodwill could cause the carrying amount to exceed the estimated recoverable amount. The following mutually exclusive changes in the assumptions would result in the carrying value being equal to the recoverable amount:

Years Ended (increase (decrease) in millions)	Decreases in growth rate	Increases in discount rate	Decreases in perpetual growth rate
TELUS Digital	0.40%	0.20%	0.30%
We believe that any reasonably possible change in other assumptions on which our calculation of the recoverable amount is based would not cause our carrying value to exceed our recoverable amount. If the future financial performance were to adversely differ from management’s best estimates for the key assumptions and associated cash flows were to be materially adversely affected, we could potentially experience future material impairment charges in respect of our cash-generating unit’s goodwill.
(c)    Business acquisitions - prior period
In 2023, we completed three acquisitions, including 86% of the equity interest of WillowTree, a full-service digital product provider focused on end user experiences, such as native mobile applications and unified web interfaces, for purchase consideration of $1,175 million; and two businesses which expanded our customer experience operations into Morocco and South Africa for purchase consideration of $2 million.
As at December 31, 2023, the purchase price allocation for these acquisitions were finalized, with total identifiable assets acquired of $799 million, total liabilities assumed of $221 million, and goodwill of $599 million recognized.
In connection with our acquisition of WillowTree, certain WillowTree management team members retained approximately 14% of the total equity interest in WillowTree, and were granted written put options related to this retained equity interest that are exercisable in tranches over a three-year period beginning in 2026. These written put options are subject to certain financial performance-based criteria, including compounded annual revenue growth rate and cumulative gross margin targets. Concurrently, we received purchase call options which substantially mirror the written put options, which, as a result, we determined that this non-controlling interest would be recognized as a financial liability in the form of provisions for the written put options, measured at the present value of the estimated redemption amounts.